[COVER PAGE]

Oppenheimer Quest Growth & Income Value Fund
Annual Report October 31, 1996

[LOGO]OPPENHEIMERFUNDS/R/

NEWS
----------------
BEAT THE AVERAGE
----------------
Cumulative Total Return for the
3-Year period ended 9/30/96:

Oppenheimer Quest Growth
& Income Value Fund
Class A (at net asset value)(1)
------
55.91%
------
Lipper Growth and Income Funds
Average for 299 Growth and
Income Funds for the 3-Year
Period Ended 9/30/96(3)
------
49.53%
------

The Fund's Class A shares
are ranked ****
among 408 (3-year) hybrid
funds as of 9/30/96 by
MORNINGSTAR MUTUAL FUNDS.(4)

This Fund is for people who want their money to GROW over time, and want INCOME for today's needs.
------------------------
HOW YOUR FUND IS MANAGED
------------------------
By investing in a diversified mix of what the Fund believes are undervalued stocks of well-established companies and bonds, Oppenheimer Quest Growth & Income Value Fund seeks to provide capital growth and may also provide income. The Fund's diversified investment strategy offers you the potential for growth with less risk.
-----------
PERFORMANCE
-----------
Cumulative total returns for the 12 months ended 9/30/96 for Class A, B, and C shares were 16.87%, 16.10% and 16.01%, respectively, without deducting sales charges.(1)

Your Fund's average annual total returns for Class A shares for the 1-year period ended 9/30/96 and since inception on 11/1/91 were 10.15% and 12.19%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 9/1/93 were 11.10% and 14.01%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 9/1/93 were 15.01% and 14.37%, respectively.(2)
-------
OUTLOOK
-------
"While we cannot predict where the market will be in twelve months, we believe that opportunities remain for strong returns, and we will continue to look for quality companies whose valuations have not, in our view, kept pace with the market."
                                               Colin Glinsman, Portfolio Manager
                                               October 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. The Fund's Sub-Adviser is OpCap Advisors (formerly Quest for Value Advisors, the Fund's adviser until 11/22/95).
1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
2. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 11/1/91. The Fund's maximum sales charge rate for Class A shares was lower prior to 11/22/95, so actual results would have been greater. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and C shares are subject to an annual .75% asset-based sales charge and Class A shares are subject to an annual .15% asset-based sales charge.
3. Source: Lipper Analytical Services, 9/30/96. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Quest Growth & Income Value Fund is characterized by Lipper as a growth and income fund. Lipper performance is based on total return and does not take sales charges into account.
4. Source: MORNINGSTAR MUTUAL FUNDS, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures the underperformance of U.S. Treasury bill returns in those periods. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in the fund's category. The top 10% of funds in each investment class receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars, and the bottom 10%, 1 star. The 4-star current ranking is based on the 3-year ranking for the Fund's Class A shares, which was 4 stars. The 1-year star ranking is 3 stars, but is not included in Morningstar's overall ranking calculations. There were 408 funds in the 1-year period. Rankings are subject to change monthly. The Fund's Class A, B and C shares have the same investment portfolio but different expenses.

 2    Oppenheimer Quest Growth & Income Value Fund

BRIDGET A. MACASKILL
President
Oppenheimer Quest
Growth & Income
Value Fund

DEAR SHAREHOLDER,

        Following a summer of uncertainty surrounding the economy and the stock market, the arrival of fall brought renewed vigor to both. Most notable, the Dow Jones Industrial Average broke out of its fluctuating pattern and burst through the once-unimaginable 6,000 mark, sending many stock prices to all-time highs. But as the Dow began accelerating faster than the economy, a debate erupted about how long this bull run could last.

        Looking back, the autumn rally was clearly a result of three main factors: solid corporate profits, low inflation and stabilized interest rates, all of which attracted investors to Wall Street. And though the stock market is currently highly valued, there continue to be a number of positive economic influences that may extend the market's uphill run.

        We consider the leading catalyst to be the robust returns from corporate America, where a strong economy boosted third-quarter earnings. To date, we're still witnessing a cycle of events that could maintain the appeal of these companies to investors. For example, corporate streamlining efforts, such as spinoffs of non-core businesses, and consolidation within industries are helping to increase the cash flow of many firms. In return, additional cash flows enable these companies to add shareholder value by initiating stock repurchasing programs. As corporations buy back record amounts of their own stocks, they are reducing the supply and thereby raising the book value of their outstanding shares, a move which further contributes to higher stock prices.

        Additionally, the demand for stocks remains strong, largely because, as many experts believe, investors are taking more responsibility for their retirement investments. Indeed, as the country's baby boomers near retirement, they are becoming increasingly aware of the need to secure their own financial future, because they expect less and less from standard company pensions or Social Security. As a result, equity mutual funds have become the fastest growing means by which these investors are seeking to achieve their long-term goals.

        While these signs appear favorable for many well-managed companies, stock valuations remain at historically high levels, causing us to become more cautious about the market overall. We do not, however, expect to see a significant market decline. In fact, we are confident that as long as corporate earnings stay healthy, there will continue to be numerous investment opportunities available to fill the demand for stocks. Nevertheless, it is becoming more difficult to uncover true values and justify higher prices. Therefore, we believe the correct approach to take at this point is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future.

        Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/Bridget A. Macaskill
Bridget A. Macaskill

November 21, 1996

 3    Oppenheimer Quest Growth & Income Value Fund

COLIN GLINSMAN
Portfolio Manager

               Q + A
               An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

Our strong stock selection once again put the Oppenheimer Quest Growth & Income Value Fund's performance ahead of the average for its peer group. The Fund finished 291st out of 503 growth and income funds ranked by Lipper Analytical Services for the 1-year period ended 9/30/96.(1) This was impressive considering that the Fund is managed conservatively for its category with approximately one-third of the portfolio allocated to fixed income investments.

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS?
We use a bottom-up approach to identify potential investments for the Fund, researching high quality businesses with a dominant competitive edge in their industry. Within this group we look for companies that are currently undervalued by the market, trading at bargain prices and capable of providing high future price appreciation.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE OVER THE PERIOD? Our stocks did extremely well overall. One company in particular, a personal computer manufacturer, was undervalued at the beginning of the period due to investor concerns that the PC market had become saturated. Seeing strong potential in this company, and believing these concerns to be overblown, we bought stock early on at cheap prices and realized substantial gains.(2)

DID ANY INVESTMENTS OR MARKET FACTORS HURT THE FUND?
Interest rate concerns during the period led to volatility in the bond market, which in turn affected our fixed-income investments. Longer term bonds which are more sensitive to fluctuations in interest rates were among our hardest hit investments. We have since reduced the Fund's weighting in long-term bonds.

        Our only disappointment on the equity side was with our cable television holdings. Investor concerns regarding increased competition and deregulation caused prices to fall across the sector. As a result, we have since added to our stock positions in cable companies that we feel are strong enough to survive the competition and provide the Fund with positive performance.

WHAT IS YOUR OUTLOOK FOR THE FUND?

While we cannot predict where the market will be in twelve months, we believe that opportunities remain for strong returns, and we will continue to look for quality companies whose valuations have not, in our view, kept pace with the market. Despite the rapid increase in market prices, we are having no difficulty finding attractive new investments.

        In keeping with its stated objective, the Fund is positioned conservatively. In a strong market, we expect the Fund to keep up with its peer group, just as it has in the past. In a weak market, however, we believe the Fund is positioned to do substantially better than some of the competition.//

1. Source: Lipper Analytical Services, 9/30/96. Oppeheimer Quest Growth & Income Value Fund is characterized by Lipper as a growth and income fund.
Lipper performance is based on total return and does not take sales charges into account.
2. The Fund's portfolio is subject to change.

 4    Oppenheimer Quest Growth & Income Value Fund

           =========================================
           STATEMENT OF INVESTMENTS OCTOBER 31, 1996


                                                                                              FACE               MARKET VALUE
                                                                                              AMOUNT             SEE NOTE 1
=============================================================================================================================
SHORT-TERM NOTES - 11.5%
-----------------------------------------------------------------------------------------------------------------------------
           Deere (John) Capital Corp., 5.27%, 11/4/96(1)                                      $3,000,000         $ 2,998,683
           ------------------------------------------------------------------------------------------------------------------
           Household Finance Corp., 5.25%, 11/26/96(1)                                         4,564,000           4,547,360
                                                                                                                 ------------

           Total Short-Term Notes (Cost $7,546,043)                                                                7,546,043

=============================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 20.5%
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 7.9%
-----------------------------------------------------------------------------------------------------------------------------
           Comcast Corp., 10.625% Sr. Sub. Debs., 7/15/12                                      2,500,000           2,671,875
           ------------------------------------------------------------------------------------------------------------------
           Time Warner, Inc., 8.05% Debs., 1/15/16                                             2,000,000           1,958,190
           ------------------------------------------------------------------------------------------------------------------
           Time Warner, Inc., 9.125% Debs., 1/15/13                                              500,000             543,065
                                                                                                                 ------------
                                                                                                                   5,173,130
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.8%
-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 4.1%
           ------------------------------------------------------------------------------------------------------------------
           Tenet Healthcare Corp., 8.625% Sr. Unsec. Nts., 12/1/03                             2,500,000           2,656,250
-----------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 3.7%
           ------------------------------------------------------------------------------------------------------------------
           Playtex Family Products Corp., 9% Sr. Sub. Nts.,  12/15/03                          2,500,000           2,443,750
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 1.6%
-----------------------------------------------------------------------------------------------------------------------------
           NationsBank Corp., 7.75% Sub. Nts., 8/15/15                                         1,000,000           1,029,718
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 3.2%
-----------------------------------------------------------------------------------------------------------------------------
           Northrop Grumman Corp., 7.75% Nts., 3/1/16                                          2,000,000           2,057,230
                                                                                                                 ------------

           Total Non-Convertible Corporate Bonds and Notes (Cost $13,219,007)                                     13,360,078

                                                                                              SHARES
=============================================================================================================================
COMMON STOCKS - 64.6%
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 11.9%
-----------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.7%
           ------------------------------------------------------------------------------------------------------------------
           McDonald's Corp.                                                                       25,000           1,109,375
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 5.7%
           ------------------------------------------------------------------------------------------------------------------
           Tele-Communications, Inc. (New), TCI Group, Series A(2)                               300,000           3,731,250
-----------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 4.5%
           ------------------------------------------------------------------------------------------------------------------
           VF Corp.                                                                               45,000           2,941,875
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 5.4%
-----------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 2.7%
           ------------------------------------------------------------------------------------------------------------------
           PepsiCo, Inc.                                                                          60,000           1,777,500
-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.7%
           ------------------------------------------------------------------------------------------------------------------
           Becton, Dickinson & Co.                                                                26,000           1,131,000
-----------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.0%
           ------------------------------------------------------------------------------------------------------------------
           Avon Products, Inc.                                                                    12,000             651,000
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 0.9%
-----------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.9%
           ------------------------------------------------------------------------------------------------------------------
           Triton Energy Corp.(2)                                                                 13,000             580,125
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 14.7%
-----------------------------------------------------------------------------------------------------------------------------
BANKS - 5.6%
           ------------------------------------------------------------------------------------------------------------------
           Citicorp                                                                               10,000             990,000
           ------------------------------------------------------------------------------------------------------------------
           Wells Fargo & Co.                                                                      10,000           2,671,250
                                                                                                                 ------------
                                                                                                                   3,661,250

 5    Oppenheimer Quest Growth & Income Value Fund

           ====================================
           STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                                                 MARKET VALUE
                                                                                              SHARES             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.5%
           ------------------------------------------------------------------------------------------------------------------
           Countrywide Credit Industries, Inc.                                                $   50,000         $ 1,425,000
           ------------------------------------------------------------------------------------------------------------------
           United Asset Management Corp.                                                          60,000           1,470,000
                                                                                                                 ------------
                                                                                                                   2,895,000
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 4.6%
           ------------------------------------------------------------------------------------------------------------------
           ACE Ltd.                                                                               55,000           3,011,250
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 9.8%
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.4%
           ------------------------------------------------------------------------------------------------------------------
           Briggs & Stratton Corp.                                                                55,000           2,200,000
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 2.5%
           ------------------------------------------------------------------------------------------------------------------
           Caterpillar, Inc.                                                                      15,000           1,029,375
           ------------------------------------------------------------------------------------------------------------------
           Grand Metropolitan plc, Sponsored ADR                                                  20,245             620,003
                                                                                                                  -----------
                                                                                                                   1,649,378
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 3.9%
           ------------------------------------------------------------------------------------------------------------------
           Canadian Pacific Ltd. (New)                                                           100,000           2,525,000
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 21.9%
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 3.4%
           ------------------------------------------------------------------------------------------------------------------
           McDonnell Douglas Corp.                                                                40,000           2,180,000
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.9%
           ------------------------------------------------------------------------------------------------------------------
           Adaptec, Inc.(2)                                                                       10,000             608,750
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 8.2%
           ------------------------------------------------------------------------------------------------------------------
           Electronic Arts, Inc.(2)                                                              100,000           3,750,000
           ------------------------------------------------------------------------------------------------------------------
           Maxis, Inc.(2)                                                                        125,000           1,625,000
                                                                                                                 ------------
                                                                                                                   5,375,000
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 5.9%
           ------------------------------------------------------------------------------------------------------------------
           General Instrument Corp.(2)                                                           120,000           2,415,000
           ------------------------------------------------------------------------------------------------------------------
           Intel Corp.                                                                            13,000           1,428,375
                                                                                                                 ------------
                                                                                                                   3,843,375
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 3.5%
           ------------------------------------------------------------------------------------------------------------------
           Sprint Corp.                                                                           15,000             588,750
           ------------------------------------------------------------------------------------------------------------------
           WorldCom, Inc.(2)                                                                      70,000           1,706,250
                                                                                                                 ------------
                                                                                                                   2,295,000
                                                                                                                 ------------

           Total Common Stocks (Cost $36,149,776)                                                                 42,166,128

=============================================================================================================================
OTHER SECURITIES - 2.1%
-----------------------------------------------------------------------------------------------------------------------------
           Merrill Lynch & Co., Inc., 6% Cv. Preferred, Structured Yield
           Product Exchangeable for Cox Communication, Inc. Common Stock
           (Cost $1,642,425)                                                                      71,800           1,391,125
           ------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS, AT VALUE (COST $58,557,251)                                           98.7%         64,463,374
           ------------------------------------------------------------------------------------------------------------------
           OTHER ASSETS NET OF LIABILITIES                                                           1.3             842,807
                                                                                                   ------        ------------
           NET ASSETS                                                                              100.0%        $65,306,181
                                                                                                   ======        ============

           1. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
           2.  Non-income producing security.
           See accompanying Notes to Financial Statements.

  6    Oppenheimer Quest Growth & Income Value Fund

                         ====================================================
                         STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1996


=============================================================================================================================
ASSETS                   Investments, at value (cost $58,557,251) - see accompanying statement                   $64,463,374
                         ----------------------------------------------------------------------------------------------------
                         Receivables:
                         Shares of beneficial interest sold                                                          762,948
                         Interest and dividends                                                                      373,459
                         ----------------------------------------------------------------------------------------------------
                         Other                                                                                         6,725
                                                                                                                 ------------
                         Total assets                                                                             65,606,506

=============================================================================================================================
LIABILITIES              Bank overdraft                                                                               62,106
                         ----------------------------------------------------------------------------------------------------
                         Payables and other liabilities:
                         Shares of beneficial interest redeemed                                                      172,002
                         Shareholder reports                                                                          21,488
                         Transfer agent and accounting service fees                                                   13,917
                         Distribution and service plan fees                                                           13,620
                         Trustees' fees                                                                                3,096
                         Other                                                                                        14,096
                                                                                                                 ------------
                         Total liabilities                                                                           300,325

=============================================================================================================================
NET ASSETS                                                                                                       $65,306,181
                                                                                                                 ============

=============================================================================================================================
COMPOSITION OF           Par value of shares of beneficial interest                                              $    52,398
NET ASSETS               ----------------------------------------------------------------------------------------------------
                         Additional paid-in capital                                                               52,727,002
                         ----------------------------------------------------------------------------------------------------
                         Undistributed net investment income                                                         120,291
                         ----------------------------------------------------------------------------------------------------
                         Accumulated net realized gain on investment transactions                                  6,500,367
                         ----------------------------------------------------------------------------------------------------
                         Net unrealized appreciation on investments - Note 3                                       5,906,123
                                                                                                                 ------------
                         Net assets                                                                              $65,306,181
                                                                                                                 ============
=============================================================================================================================
NET ASSET VALUE          Class A Shares:
PER SHARE                Net asset value and redemption price per share (based on net assets
                         of $49,322,380 and 3,952,924 shares of beneficial interest outstanding)                      $12.48

                         Maximum offering price per share (net asset value plus sales charge
                         of 5.75% of offering price)                                                                  $13.24

                         ----------------------------------------------------------------------------------------------------
                         Class B Shares:
                         Net asset value, redemption price and offering price per share (based on net
                         assets of $13,174,944 and 1,060,887 shares of beneficial interest outstanding)               $12.42

                         ----------------------------------------------------------------------------------------------------
                         Class C Shares:
                         Net asset value, redemption price and offering price per share (based on net
                         assets of $2,808,857 and 225,974 shares of beneficial interest outstanding)                  $12.43

                         See accompanying Notes to Financial Statements.

 7    Oppenheimer Quest Growth & Income Value Fund

                         ===========================================================
                         STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1996


=============================================================================================================================
INVESTMENT INCOME        Interest                                                                                $ 1,602,402
                         ----------------------------------------------------------------------------------------------------
                         Dividends (net of foreign withholding taxes of $4,829)                                      574,115
                                                                                                                 ------------
                         Total income                                                                              2,176,517

=============================================================================================================================
EXPENSES                 Management fees - Note 4                                                                    472,835
                         ----------------------------------------------------------------------------------------------------
                         Distribution and service plan fees - Note 4:
                         Class A                                                                                     173,048
                         Class B                                                                                     100,727
                         Class C                                                                                      22,005
                         ----------------------------------------------------------------------------------------------------
                         Transfer agent and accounting service fees - Note 4                                         136,194
                         ----------------------------------------------------------------------------------------------------
                         Registration and filing fees:
                         Class A                                                                                      41,572
                         Class B                                                                                      13,329
                         Class C                                                                                       2,758
                         ----------------------------------------------------------------------------------------------------
                         Shareholder reports                                                                          53,836
                         ----------------------------------------------------------------------------------------------------
                         Legal and auditing fees                                                                      29,778
                         ----------------------------------------------------------------------------------------------------
                         Trustees' fees and expenses                                                                  24,859
                         ----------------------------------------------------------------------------------------------------
                         Custodian fees and expenses                                                                  24,719
                         ----------------------------------------------------------------------------------------------------
                         Other                                                                                        38,383
                                                                                                                 ------------
                         Total expenses                                                                            1,134,043
                         Less expenses paid indirectly - Note 4                                                      (13,485)
                                                                                                                 ------------
                         Net expenses                                                                              1,120,558

=============================================================================================================================
NET INVESTMENT INCOME                                                                                              1,055,959

=============================================================================================================================
REALIZED AND             Net realized gain on investments                                                          6,454,155
UNREALIZED GAIN          ----------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation on investments                      3,175,436
                                                                                                                 ------------
                         Net realized and unrealized gain                                                          9,629,591

=============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $10,685,550
                                                                                                                 ============

                         See accompanying Notes to Financial Statements.

 8    Oppenheimer Quest Growth & Income Value Fund

                         ===================================
                         STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED OCTOBER 31,
                                                                                              1996               1995
=============================================================================================================================
OPERATIONS               Net investment income                                                $ 1,055,959        $   965,811
                         ----------------------------------------------------------------------------------------------------
                         Net realized gain                                                      6,454,155          2,227,731
                         ----------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation                  3,175,436          2,324,387
                                                                                              -------------------------------
                         Net increase in net assets resulting
                         from operations                                                       10,685,550          5,517,929

=============================================================================================================================
DIVIDENDS AND            Dividends from net investment income:
DISTRIBUTIONS            Class A                                                                 (830,842)          (917,781)
TO SHAREHOLDERS          Class B                                                                 (138,167)          (105,700)
                         Class C                                                                  (28,888)           (17,697)
                         ----------------------------------------------------------------------------------------------------
                         Distributions from net realized gain:
                         Class A                                                               (1,723,234)        (1,275,011)
                         Class B                                                                 (359,598)          (129,812)
                         Class C                                                                  (82,370)           (20,124)

=============================================================================================================================
BENEFICIAL INTEREST      Net increase in net assets resulting from
TRANSACTIONS             beneficial interest transactions - Note 2:
                         Class A                                                                6,377,895          3,863,132
                         Class B                                                                4,189,051          4,358,519
                         Class C                                                                  683,425          1,300,722

=============================================================================================================================
NET ASSETS               Total increase                                                        18,772,822         12,574,177
                         ----------------------------------------------------------------------------------------------------
                         Beginning of period                                                   46,533,359         33,959,182
                                                                                              -------------------------------
                         End of period (including undistributed net investment
                         income of $120,291 and $62,229, respectively)                        $65,306,181        $46,533,359
                                                                                              ===============================

                         See accompanying Notes to Financial Statements.

 9    Oppenheimer Quest Growth & Income Value Fund

                                              ====================
                                              FINANCIAL HIGHLIGHTS

                                              CLASS A
                                              ----------------------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,
                                              1996(2)        1995           1994           1993           1992
====================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $10.92         $10.09         $11.24         $10.80         $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .23             .27(3)         .32(3)         .30(3)         .28(3)
Net realized and unrealized gain               2.05            1.27            .55            .73            .80
--------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                     2.28            1.54            .87           1.03           1.08
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (.22)           (.29)          (.32)          (.26)          (.28)
Distributions from net realized gain           (.50)           (.42)         (1.70)          (.33)            --
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                (.72)           (.71)         (2.02)          (.59)          (.28)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $12.48         $10.92         $10.09         $11.24         $10.80
                                              ======================================================================

====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)           21.84%         16.35%         8.64%          9.93%          10.84%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $49,322        $37,082        $30,576        $28,466        $8,057
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $43,428        $33,397        $29,112        $23,771        $6,940
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         2.03%          2.60%(5)       3.16%(5)       2.66%(5)       2.73%(5)
Expenses(7)                                   1.90%          1.99%(5)       1.86%(5)       1.90%(5)       2.23%(5)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                    124.2%         130.0%         113.0%         192.0%         77.0%
Average brokerage commission rate(9)          $0.0548          --             --             --            --

                                              ====================
                                              FINANCIAL HIGHLIGHTS

                                              CLASS B
                                              -------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,
                                              1996(2)        1995           1994           1993(1)
=====================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $10.88         $10.07         $11.23         $11.21
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                            .17            .19(3)         .25(3)         .04(3)
Net realized and unrealized gain                2.03           1.28            .56            .05
-----------------------------------------------------------------------------------------------------
Total income from investment
operations                                      2.20           1.47            .81            .09
-----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.16)          (.24)          (.27)          (.07)
Distributions from net realized gain            (.50)          (.42)         (1.70)            --
-----------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                 (.66)         (.66)          (1.97)          (.07)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                $12.42         $10.88         $10.07         $11.23
                                              =======================================================

=====================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)           21.07%         15.65%         7.96%          0.81%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $13,175        $7,623         $2,928         $319
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $10,097        $4,856         $1,586         $228
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         1.40%          1.71%(5)       2.53%(5)       1.83%(5)(6)
Expenses(7)                                   2.53%          2.59%(5)       2.47%(5)       2.49%(5)(6)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                    124.2%         130.0%         113.0%         192.0%
Average brokerage commission rate(9)          $0.0548          --             --             --

1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.
2. On November 22, 1995, OppenheimerFunds, Inc. became the investment adviser to the Fund.
3. Based on average shares outstanding for the period.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. During the periods presented above, the former Adviser voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets for Class A would have been 2.57% and 2.02%, respectively, for the year ended October 31, 1995, 2.70% and 2.32%, respectively, for the year ended October 31, 1994, 2.38% and 2.18%, respectively, for the year ended October 31, 1993, and 1.98% and 2.98%, respectively, for the year ended October 31, 1992. The ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994, and 1.44% and 2.88%, respectively, for Class B and 1.80% and 2.87%, respectively, for Class C, for the period September 1, 1993 (inception of offering) to October
31, 1993.

10    Oppenheimer Quest Growth & Income Value Fund

                                              --------------------------------
                                              FINANCIAL HIGHLIGHTS (Continued)

                                              CLASS C
                                              ------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,
                                              1996(2)        1995           1994         1993(1)
====================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $10.89         $10.07         $11.23       $11.21
----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                            .17            .15(3)         .24(3)       .04(3)
Net realized and unrealized gain                2.02           1.30            .56          .05
----------------------------------------------------------------------------------------------------
Total income from investment
operations                                      2.19           1.45            .80          .09
----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.15)          (.21)          (.26)        (.07)
Distributions from net realized gain            (.50)          (.42)         (1.70)          --
----------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                 (.65)          (.63)         (1.96)        (.07)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                $12.43         $10.89         $10.07       $11.23
                                              ======================================================

====================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)           20.97%         15.38%         7.91%        0.81%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $2,809         $1,828         $455         $102
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $2,200         $  968         $298         $100
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         1.40%          1.39%(5)       2.39%(5)     2.18%(5)(6)
Expenses(7)                                   2.53%          2.88%(5)       2.62%(5)     2.49%(5)(6)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                    124.2%         130.0%         113.0%       192.0%
Average brokerage commission rate(9)          $0.0548          --             --           --

6.  Annualized.
7. Beginning in fiscal 1996, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $66,479,417 and $66,212,071, respectively.
9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.

11    Oppenheimer Quest Growth & Income Value Fund

     NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES
     Oppenheimer Quest Growth & Income Value Fund (the Fund), formerly named Quest for Value Growth and Income Fund, a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a combination of growth of capital and investment income with growth of capital as the primary objective. On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously Quest for Value Advisors) and their parent Oppenheimer Capital consummated a transaction with OppenheimerFunds, Inc. (the Manager), which resulted in the sale to the Manager of certain mutual fund assets of OCC Distributors and OpCap Advisors including the transfer of Quest for Value Funds and the use of the name "Quest for Value." As part of the transaction, the Fund entered into an investment advisory agreement with the Manager and the Manager has entered into a sub-advisory agreement with OpCap Advisors (the former Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

     INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

     ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

     FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1996, the Fund had available for federal income purposes an unused capital loss carryover of approximately $46,000, which expires in 2000.

     DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
     (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

12 Oppenheimer Quest Growth & Income Value Fund

     OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income in accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2.   SHARES OF BENEFICIAL INTEREST
     The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                     YEAR ENDED                         YEAR ENDED
                                                     OCTOBER 31, 1996                   OCTOBER 31, 1995
                                                     ---------------------------        ----------------
                                                     SHARES         AMOUNT              SHARES        AMOUNT

     Class A:
     Sold                                             966,147       $11,466,003          790,817      $ 8,471,883
     Dividends and distributions
     reinvested                                       219,311         2,441,586          216,701        2,097,137
     Redeemed                                        (627,593)       (7,529,694)        (641,530)      (6,705,888)
                                                     ---------      ------------        ---------     ------------
     Net increase                                     557,865       $ 6,377,895          365,988      $ 3,863,132
                                                     =========      ============        =========     ============

     Class B:
     Sold                                             482,330       $ 5,647,365          438,682      $ 4,674,731
     Dividends and distributions
     reinvested                                        42,284           468,109           22,368          217,205
     Redeemed                                        (164,144)       (1,926,423)         (51,318)        (533,417)
                                                     ---------      ------------        ---------     ------------
     Net increase                                     360,470       $ 4,189,051          409,732      $ 4,358,519
                                                     =========      ============        =========     ============

     Class C:
     Sold                                              96,190       $ 1,134,271          140,694      $ 1,497,250
     Dividends and distributions
     reinvested                                         9,569           105,983            3,711           36,149
     Redeemed                                         (47,618)         (556,829)         (21,778)        (232,677)
                                                     ---------      ------------        ---------     ------------
     Net increase                                      58,141       $   683,425          122,627      $ 1,300,722
                                                     =========      ============        =========     ============

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
    At October 31, 1996, net unrealized appreciation on investments of $5,906,123 was composed of gross appreciation of $8,340,380, and gross depreciation of $2,434,257.


4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.85% of average annual net assets. Prior to November 22, 1995, management fees were paid to the former Manager at an annual rate of 0.85% of the Fund's average net assets. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred. Prior to November 22, 1995, accounting service fees were paid monthly to the former Manager.

    Effective November 22, 1995, the Manager pays OpCap Advisors (the Sub-Adviser) a monthly fee based on the fee schedule set forth in the Prospectus. For the period ended October 31, 1996, the Manager paid $173,666 to the Sub-Adviser.

13 Oppenheimer Quest Growth & Income Value Fund

    For the year ended October 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $121,912, of which $53,994 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $184,452 and $9,314, respectively, of which $10,906 was paid to an affiliated broker/dealer for Class B shares. During the year ended October 31, 1996, OFDI received contingent deferred sales charges of $25,162 and $1,359, respectively, upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the period ended October 31, 1996, the Fund paid OFS $64,382.

    Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

    The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.15% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan.

    The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1996, OFDI retained $83,077 and $11,762, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At October 31, 1996, OFDI had incurred unreimbursed expenses of $106,918 for Class B and $1,913 for Class C.

14 Oppenheimer Quest Growth & Income Value Fund

     REPORT OF INDEPENDENT ACCOUNTANTS
     Oppenheimer Quest Growth & Income Value Fund

     To the Board of Trustees and Shareholders of Oppenheimer Quest Growth & Income Value Fund

     In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Growth & Income Value Fund (formerly Quest for Value Growth and Income Fund, one of the portfolios constituting Oppenheimer Quest for Value Funds, formerly Quest for Value Family of Funds, hereafter referred to as the Fund) at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     Price Waterhouse LLP

     Denver, Colorado
     November 21, 1996

15 Oppenheimer Quest Growth & Income Value Fund

     FEDERAL INCOME TAX INFORMATION  (Unaudited)

     In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the fiscal year ended October 31, 1996 which are not designated as capital gain distributions should be multiplied by 11.20% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

16 Oppenheimer Quest Growth & Income Value Fund

     OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND
     A Series of Oppenheimer Quest for Value Funds

     OFFICERS AND TRUSTEES     Bridget A. Macaskill, Chairman of the Board of
                                       Trustees and President
                               Paul Y. Clinton, Trustee
                               Thomas W. Courtney, Trustee
                               Lacy B. Herrmann, Trustee
                               George Loft, Trustee
                               Robert C. Doll, Jr., Vice President
                               George C. Bowen, Treasurer
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
                               Andrew J. Donohue, Secretary
                               Robert G. Zack, Assistant Secretary

     INVESTMENT ADVISER        OppenheimerFunds, Inc.

     SUB-ADVISER               OpCap Advisors

     DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

     TRANSFER AND              OppenheimerFunds Services
     SHAREHOLDER SERVICING
     AGENT

     CUSTODIAN OF PORTFOLIO    State Street Bank and Trust Company
     SECURITIES

     INDEPENDENT               Price Waterhouse LLP
     ACCOUNTANTS

     LEGAL COUNSEL             Gordon Altman Butowsky Weitzen Shalov & Wein


     This is a copy of a report to shareholders of Oppenheimer Quest Growth & Income Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Growth & Income Value Fund. For material information concerning the Fund, see the Prospectus.

     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

17 Oppenheimer Quest Growth & Income Value Fund